UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 6, 2006


                               SE FINANCIAL CORP.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


         Pennsylvania                     0-50684                57-1199010
--------------------------------------------------------------------------------
(State or other jurisdiction            (Commission          (IRS Employer
of incorporation)                      File Number)        Identification No.)

1901-03 East Passyunk Avenue, Philadelphia, Pennsylvania          19148
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (215) 468-1700
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant  to Rule 425  under  the  Securities  Act
[_]  Soliciting  material  pursuant  to  Rule  14a-12  under  the  Exchange  Act
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

         Item 8.01         Other Events.

         On March 6, 2006, SE Financial Corp. announced that St. Edmond's Federal Savings Bank will open a new branch office in Deptford, New Jersey. The branch will be located at 1893 Hurffville Road, Deptford, NJ; construction is scheduled to begin shortly and the grand opening is planned for late 2006. The Bank purchased the property for $1,175,000 and construction costs are estimated to total $985,000, however actual costs could be higher.

         A copy of the press release announcing the anticipated opening is included with this Form 8-K as an exhibit.

         Item 9.01         Financial Statements and Exhibits.

         (d) Exhibits

         Exhibit 99-- Press Release dated March 6, 2006

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SE FINANCIAL CORP.


Date: March 6, 2006                   By:  /s/Pamela M. Cyr
                                           -------------------------------------
                                           Pamela M. Cyr
                                           President and Chief Executive Officer